Exhibit 10.7

AMENDMENT NO.1 TO

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO.1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) dated as of October 24, 2011 (the “Effective Date”) is entered into by and among Westergaard.com, Inc., a Delaware corporation (the “Company”), and each of the Purchasers whose names are set forth on Exhibit A hereto (individually, a “Prior Purchaser” and collectively, the “Prior Purchasers”).

Recitals

WHEREAS, the Company and the Purchasers entered into a Securities Purchase Agreement and exhibits attached thereto, dated April 13, 2011(the “Original Securities Purchase  Agreement”), pursuant to which the Company sold to the Purchasers an aggregate of 866,666 units (the “Unit”), for an aggregate purchase price of $1,299,999 (the “Financing Transaction”).  Each Unit consists of (i) one (1) share of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), initially convertible into one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (subject to adjustment), (ii) one (1) Series A Warrant to purchase 0.5 share of the Common Stock at a purchase price of $1.875 per share (the “Series A Warrant”) and (iii) one (1) Series B Warrant to purchase 0.5 share of the Common Stock at a purchase price of $2.25 per share (the “Series B Warrant” together with the Series A Warrant, the “Warrants”);

WHEREAS, the Company and the Purchasers desire that, the parties enter into a new securities purchase agreement and its exhibits attached thereto (the “Securities Purchase Agreement”) as substantially consistent with the form attached hereto as Exhibit B, and the New Securities Purchase Agreement supersede in its entirety the Original Agreement and the Original Agreement terminate and have no further effect as of the Effective Date hereof;

WHEREAS, pursuant to Section 7.3 of the Original Agreement, an amendment to the Original Agreement requires a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Preferred Shares then outstanding (the “Majority Holders”);

WHEREAS, the Purchasers are the holder of 866,666 Preference Shares, representing 100% of the Preferred Shares outstanding as of the Effective Date, which suffices the requirement of the consent of the Majority Holders hereof.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants, and agreements herein contained, the parties hereto agree as follows:

Agreement

Section 1.    Defined Terms. Unless otherwise indicated herein, all terms which are capitalized but are not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement.

Section 2.    Amendment to Original Agreement.  The New Securities Purchase Agreement as substantially consistent with the form attached hereto as Exhibit B supersedes in its entirety the Original Agreement; the Original Agreement shall terminate and have no further effect as of the Effective Date hereof.

Section 3.    Ratifications; Inconsistent Provisions. Except as otherwise expressly provided herein, the Original Agreement, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date: (i) all references in the Original Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by this Amendment and  (ii) all references to the Transaction Documents, , “thereto”, “thereof”, “thereunder” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by this Amendment.  Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Original Agreement and this Amendment, the provisions of this Amendment shall control and be binding.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.  Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Company and the Purchasers have caused this Amendment to be duly executed as of the date first written above.

Company:

WESTERGAARD.COM, INC.

By:  ________________________________
Name: Jinbiao Ding
Title: Chief Executive Officer

[Signature Page to Amendment No.1 to Securities Purchase Agreement]

COUNTERPART SIGNATURE PAGE

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Amendment No. 1 to Securities Purchase Agreement, dated as of October 24, 2011 by and among Westergaard.com, Inc. and the Purchasers (as defined therein), and authorizes this signature page to be attached to the Amendment No. 1 to Securities Purchase Agreement or counterparts thereof and for its name, address.

ENTITY NAME:

By:
Name:
Title:

PRINT EXACT NAME IN WHICH YOU WANT THE SECURITIES TO BE REGISTERED

Attn:

Address:

Phone No.

Facsimile No.

Email:

[Signature Page to Amendment No.1 to Securities Purchase Agreement]

Exhibit A

LIST OF PRIOR PURCHASERS

Purchasers	Investment Amount	Series B Preferred Stock	Series A Warrants	Series B Warrants

$

Total	$

Exhibit B

SECURITIES PURCHASE AGREEMENT